UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

1002 Sherbrooke West, Suite 1430

Montreal, Quebec H3A 3L6

(Address of principal executive offices with Zip Code)

514-416-4764

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 9 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 22, 2017.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ROI LAND INVESTMENTS, LTD.

Date: December 22, 2017

/s/Martin Scholz

Martin Scholz

Chief Executive Officer